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                                                                EXHIBIT 10.31.4

             SECOND AMENDMENT TO NOTE, LOAN AGREEMENT, ENVIRONMENTAL
                  INDEMNITY AGREEMENT AND OTHER LOAN DOCUMENTS

         SECOND AMENDMENT TO NOTE, LOAN AGREEMENT, ENVIRONMENTAL INDEMNITY AGREEMENT AND OTHER LOAN DOCUMENTS (this "Amendment") made the 23rd day of October, 2003, by each of the entities identified on Schedule I attached hereto, each having an address at c/o FelCor Lodging Trust Incorporated, 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062 (individually and collectively, as the context may require, "Original Owner"), each of the entities identified on Schedule II attached hereto, each having an address at c/o FelCor Lodging Trust Incorporated, 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062 (individually and collectively, as the context may require, "Original Operating Lessee") (Original Owner and Original Operating Lessee, individually and collectively, as the context may require, "Original Loan Party"), each of the entities identified on Schedule III attached hereto, each having an address at c/o FelCor Lodging Trust Incorporated, 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062 (individually and collectively, as the context may require, "Additional Owner"), each of the entities identified on Schedule IV attached hereto, each having an address at c/o FelCor Lodging Trust Incorporated, 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062 (individually and collectively, as the context may require, "Additional Operating Lessee") (Additional Owner and Additional Operating Lessee, individually and collectively, as the context may require, "Additional Loan Party"), FELCOR LODGING LIMITED PARTNERSHIP, a Delaware limited partnership, having an address at c/o FelCor Lodging Trust Incorporated, 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062 ("FelCor Lodging"; Original Loan Party, FelCor Lodging and Additional Loan Party hereinafter referred to, individually and collectively, as the context may require, as "Loan Party"), and JPMORGAN CHASE BANK, a New York banking corporation, having an address at 270 Park Avenue, New York, New York 10017 ("Lender").

                                    RECITALS:

         Lender has made a loan (the "Loan") to Original Owner and FELCOR/JPM BWI HOTEL, L.L.C., a Delaware limited liability company ("FelCor BWI"; together with Original Owner (other than FELCOR HOTEL ASSET COMPANY, L.L.C.), individually and collectively, as the context may require, "Original Borrower") in the principal amount of TWO HUNDRED MILLION AND 00/100 DOLLARS ($200,000,000.00), or so much thereof as may be advanced pursuant to a Loan Facility Agreement, dated June 18, 2003, among Original Borrower, FCH/DT BWI HOTEL, L.L.C., a Delaware limited liability company ("FCH BWI") and Lender (the "Original Loan Agreement"), as amended by that certain First Amendment to Note, Loan Agreement, Environmental Indemnity Agreement and Other Loan Documents, dated July 31, 2003, among Original Loan Party, FelCor BWI, FCH BWI, FelCor Lodging, certain affiliates of Original Loan Party and Lender (the "First Amendment"; together with the Original Loan Agreement and as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement"), which Loan is evidenced by the Note and secured by, among other things, the Security Instruments. The Loan is further secured or evidenced by that certain Environmental Indemnity Agreement, dated June 18, 2003, given by Original Loan Party and FelCor Lodging (individually and collectively, as the context may require, "Indemnitor") to Lender (the "Environmental Indemnity").

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         On the date hereof and pursuant to Section 2.9 of the Loan Agreement,
Additional Owner and Additional Operating Lessee are being added as additional Borrowers and additional Operating Lessees, respectively, under the Loan Agreement. Loan Party and Lender have agreed in the manner hereinafter set forth to modify the terms and provisions of the Note, the Loan Agreement, the Environmental Indemnity and the other Loan Documents to reflect the foregoing. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

         In consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto consent and agree as follows:

         1. Additional Owner does hereby, jointly and severally, assume the Debt and all of the Obligations and agrees to pay the principal sum of the Loan together with interest at the applicable interest rate in accordance with the terms of the Loan Documents, as modified, and to observe, comply with and perform all of the terms, covenants, conditions and indemnifications of the Loan Documents on the part of Borrower to be performed arising from and after the date hereof, as modified, with the same force and effect as if the Loan Documents had originally been executed by Additional Owner. Additional Owner hereby ratifies and confirms to Lender as of the date hereof that, except as otherwise expressly and specifically modified by this Amendment, all of the terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents are and shall remain in full force and effect, and are true and correct with respect to Additional Owner as Borrower and Indemnitor thereunder, as of the date hereof.

         2. Additional Operating Lessee does hereby, jointly and severally, agree to observe, comply with and perform all of the terms, covenants, conditions and indemnifications of the Loan Documents on the part of Operating Lessee to be performed arising from and after the date hereof, as modified, with the same force and effect as if the Loan Documents had originally been executed by Additional Operating Lessee. Additional Operating Lessee hereby ratifies and confirms to Lender as of the date hereof that, except as otherwise expressly and specifically modified by this Amendment, all of the terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents are and shall remain in full force and effect, and are true and correct with respect to Additional Operating Lessee as Operating Lessee and Indemnitor thereunder, as of the date hereof.

         3. Original Borrower and Additional Owner confirm that they are jointly and severally liable for the payment in full of the Loan and all other sums owing under any of the Loan Documents and the performance of all of the Obligations. Notwithstanding anything to the contrary contained in this Amendment, the liability of Original Borrower and Additional Owner, as Borrower under the Loan Agreement, to pay the Debt and for the performance of the other agreements, covenants and obligations contained herein and in the Note, the Security Instruments, the Loan Agreement and the other Loan Documents shall be limited as set forth in Section 9.4 of the Loan Agreement.

         4.       The Loan Documents are modified such that:

                  (a) Wherever the term "Borrower" appears in the Loan Documents, it shall be deemed to include Additional Owner; and

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                  (b)      Wherever the term "Operating Lessee" appears in the
Loan Documents, it shall be deemed to include Additional Operating Lessee.

         5.       The Environmental Indemnity is modified such that:

                  (a) Wherever the term "Indemnitor" appears in the Environmental Indemnity, it shall be deemed to include Additional Loan Party;

                  (b) Wherever the term "Owner" appears in the Environmental Indemnity, it shall be deemed to include Additional Owner; and

                  (c) Wherever the term "Operating Lessee" appears in the Environmental Indemnity, it shall be deemed to include Additional Operating Lessee.

         6.       The following are hereby added as new definitions in Section
1.1 of the Loan Agreement entitled "DEFINITIONS":

                  "90/10 Properties" shall mean, collectively, the Austin Property, the Denver Property, the Maryland Property, the Troy Property and the Wilmington Property.

                  "Atlanta CP Property" shall mean that certain Property commonly known as Atlanta Airport - Crowne Plaza located in Atlanta, Georgia.

                  "Austin Town Lake Property" shall mean that certain Property commonly known as Austin Town Lake - Holiday Inn located in Austin, Texas.

                  "CMBS Concentration Account" shall have the meaning provided in Section 9.1.5 hereof.

                  "CMBS Loan Agreement" shall have the meaning provided in
                  Section 9.1.5 hereof.

                  "Conversion Property" shall have the meaning provided in
                  Section 9.1.5 hereof.

                  "Denver Property" shall mean that certain Property commonly known as DoubleTree Hotel - Denver located in Aurora, Colorado.

                  "Hedging Losses" shall mean any actual losses incurred by Lender in connection with the termination of any interest rate hedging transaction entered into by Lender relating to the portion of the Available Facility Amount attributable to such Property; provided, however, that no Hedging Losses shall be applicable in connection with the Floating Rate CMBS Loan.

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                  "LBV Property" shall mean that certain Property commonly known as DoubleTree Guest Suites - Walt Disney World Resort located in Lake Buena Vista, Florida.

                  "LBV Property Estoppel Work" shall have the meaning provided in Section 5.6 hereof.

                  "LBV Property Estoppel Work Account" shall have the meaning provided in Section 5.6 hereof.

                  "Lender's Floating Rate Conversion Notice" shall have the meaning provided in Section 9.2.1(c)(i) hereof.

                  "Orlando International Drive Property" shall mean that certain Property commonly known as Holiday Inn - International Drive located in Orlando, Florida.

                  "Proposed Floating Rate CMBS Loan Properties" shall mean the following Properties and no other Properties: (i) the Atlanta CP Property, (ii) the Austin Town Lake Property, (iii) the LBV Property, (iv) the Mandalay Beach Property, and (v) the Orlando International Drive Property.

                  "Troy Property" shall mean that certain Property commonly known as Embassy Suites Hotel - Troy located in Troy, Michigan.

                  "Wilmington Property" shall mean that certain Property commonly known as DoubleTree Hotel located in Wilmington, Delaware.

         7. The definition of "Available Facility Amount" in Section 1.1 of the Loan Agreement entitled "DEFINITIONS" is hereby deleted in its entirety and replaced with the following text:

                  "Available Facility Amount" shall mean the sum of (A) with respect to the Proposed Floating Rate CMBS Loan Properties, that portion of the Facility Amount equal to the maximum hypothetical loan amount applicable to the Floating Rate CMBS Loan which satisfies (i) a loan to value ratio of forty-eight percent (48%) and (ii) a Debt Service Coverage Ratio of 1.53:1.00, each as determined in the aggregate for all of the Proposed Floating Rate CMBS Loan Properties and (B) with respect to each of the Properties other than the Proposed Floating Rate CMBS Loan Properties, that portion of the Facility Amount equal to the aggregate maximum hypothetical loan amounts applicable to each Fixed Rate CMBS Loan relating to such Property which satisfies (i) a loan to value ratio of sixty percent (60%) and (ii) a Debt Service Coverage Ratio of 1.30:1.00; provided, however, in no

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                  event shall the Available Facility Amount exceed the Facility
                  Amount.

         8. The following text is hereby added as a new Section 5.5 of the Loan Agreement:

                  Section 5.5 Troy Property Special Product Evaluation. Borrower shall (a) comply with the requirements of Hilton Hotels Corporation set forth in the Notice of Default & Termination letter from Hilton Hotels Corporation, dated July 14, 2003, relating to the Troy Property, within the time frames set forth therein, (b) complete any work required by Hilton Hotels Corporation in connection with such Notice of Default & Termination letter in a good and workmanlike manner, on a lien-free basis and within the time frames required of Borrower, and (c) use its commercially reasonable efforts to prevent the Troy Property from failing to achieve an overall "Acceptable" score on the Special Product Evaluation scheduled for December 1, 2003. Borrower shall deliver to Lender a letter from Hilton Hotels Corporation confirming that the Troy Property has achieved such "Acceptable" score no later than the earlier of (A) two (2) Business Days following the receipt of such letter from Hilton Hotels Corporation or (B) January 31, 2004. Failure to comply with any provision of this Section
                  5.5 shall, at Lender's option, be deemed an Event of Default hereunder, the Troy Property shall be removed from the Loan facility and Borrower shall within ten (10) Business Days of any such failure, prepay the outstanding principal balance of the Loan (together with any prepayment premiums and/or Hedging Losses) by any amount by which the then outstanding principal balance of the Loan exceeds the Available Facility Amount calculated without the inclusion of the Troy Property as security for the Loan.

         9. The following text is hereby added as a new Section 5.6 of the Loan Agreement:

                  Section 5.6 LBV Property Estoppel Work Requirements. (a) Borrower shall (i) comply with the requirements of Walt Disney World Hospitality & Recreation Corporation set forth in the Ground Lessor Estoppel and Agreement given by Walt Disney World Hospitality & Recreation Corporation, dated October 23, 2003, relating to the LBV Property, within the time frames set forth therein and (ii) complete the work described on Exhibit D to such Ground Lessor Estoppel and Agreement (the "LBV Property Estoppel Work") in a good and workmanlike manner, on a lien-free basis and within the time frames set forth in such Exhibit D. Within ten (10) days of written request from Lender, Borrower shall deliver to Lender evidence satisfactory to Lender in all respects that the LBV Property Estoppel Work required to be

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                  completed as of such written request date has either been (x)
                  completed in a good and workmanlike, on a lien-free basis and within the time frames set forth in such Exhibit D or (y) waived by Walt Disney World Hospitality & Recreation Corporation. Failure to comply with any provision of this
                  Section 5.6 shall, at Lender's option, be deemed an Event of Default hereunder, the LBV Property shall be removed from the Loan facility and Borrower shall within ten (10) Business Days of any such failure, prepay the outstanding principal balance of the Loan (together with any prepayment premiums and/or Hedging Losses) by any amount by which the then outstanding principal balance of the Loan exceeds the Available Facility Amount calculated without the inclusion of the LBV Property as security for the Loan.

                  (b) In connection with the LBV Property Estoppel Work, at Lender's option at the time of the Floating Rate CMBS Conversion, Borrower shall deposit into an escrow account with Lender (the "LBV Property Estoppel Work Account"), an amount which is one-hundred twenty five percent (125%) of the amount reasonably determined by Lender to be necessary to complete the LBV Property Estoppel Work. Amounts so deposited with Lender shall be held by Lender in accordance with Section 7.7 hereof. Amounts deposited in the LBV Property Estoppel Work Account shall be held as additional collateral for the Loan and Borrower shall be entitled to receive a disbursement of all of the amounts contained in such LBV Property Estoppel Work Account upon delivery to Lender of evidence satisfactory to Lender in all respects that the LBV Property Estoppel Work has been completed in a good and workmanlike, on a lien-free basis and within the time frames set forth in such Exhibit D. The provisions of this Section 5.6(b) shall be incorporated into the Floating Rate Conversion Documents applicable to the LBV Property.

         10. The following text is hereby added as a new Section 9.1.4 of the Loan Agreement:

                  Section 9.1.4. Troy Property. Notwithstanding anything to the contrary contained in Section 9.1 hereof, in the event that the Troy Property is selected to be the Fixed Rate CMBS Collateral for a Fixed Rate CMBS Loan but such Fixed Rate CMBS Loan is removed from a Securitization involving such Fixed Rate CMBS Loan due to investor rejection of such Fixed Rate CMBS Loan, Borrower shall either (i) within ten (10) Business Days of notice from Lender of such rejection, prepay (without the payment of any prepayment premium) the outstanding principal balance of such Fixed Rate CMBS Loan or (ii) within the time period set forth below, cause the release of the Troy Property from the Lien of its applicable Security Instrument and substitute therefor another hotel

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                  property in accordance with Section 2.5 hereof (including, without limitation, obtaining the approval of Lender's internal credit committee(s)), provided, however, in connection with such release and substitution, the Substitute Property shall not be counted towards the three (3) Property limitation set forth in subsection (a) thereof and the time period set forth in subsection (b) thereof in which to identify a proposed Substitute Property shall be reduced to ten (10) Business Days.

                  If Borrower elects to release the Troy Property in accordance with subsection (ii) above, (A) Borrower shall promptly identify a proposed Substitute Property for Lender's preliminary approval together with a statement of Net Cash Flow and historical operating statistics for such proposed Substitute Property and any additional information reasonably requested by Lender; (B) Lender shall notify Borrower of its preliminary approval or disapproval of such proposed Substitute Property within two (2) Business Days following Lender's receipt of the statements and information referenced in (A) above, which such approval or disapproval shall be based upon Lender's reasonable discretion in accordance with Lender's then current Commercial Lending Program Criteria; and
                  (C) if Lender has given its preliminary disapproval of such proposed Substitute Property, Borrower shall promptly identify another proposed Substitute Property for Lender's preliminary approval in accordance with (A) and (B) above and this process shall continue until the earlier of (x) Lender's preliminary approval of a proposed Substitute Property or (y) ten (10) Business Days of notice from Lender of the rejection of the Fixed Rate CMBS Loan involving the Troy Property.

                  If Borrower fails to receive Lender's preliminary approval of a proposed Substitute Property within such ten (10) Business Day period, Borrower shall no longer be permitted to release the Troy Property in accordance with subsection (ii) above and shall instead, within ten (10) Business Days following the expiration of such preliminary approval period, prepay (without the payment of any prepayment premium) the outstanding principal balance of such Fixed Rate CMBS Loan. If Borrower shall have received Lender's preliminary approval of a proposed Substitute Property within such ten (10) Business Day period but shall have failed to cause the release of the Troy Property from the Lien of its applicable Security Instrument and substitute therefor such proposed Substitute Property in accordance with Section 2.5 hereof within forty-five (45) days of notice from Lender of the rejection of the Fixed Rate CMBS Loan involving the Troy Property, Borrower shall no longer be permitted to release the Troy Property in accordance with subsection (ii) above and shall instead, within ten

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                  (10) Business Days following such forty-five (45) day period, prepay (without the payment of any prepayment premium) the outstanding principal balance of such Fixed Rate CMBS Loan. During such forty-five (45) day period, Lender agrees that it shall not unreasonably delay or withhold any consents or approvals required by Borrower pursuant to Section 2.5 hereof nor unreasonably delay in ordering or obtaining any third-party reports or other documents required to be ordered or obtained by Lender pursuant to Section 2.5 hereof.

                  In the event that the (x) removal of the Fixed Rate CMBS Loan involving the Troy Property from a Securitization due to investor rejection, (y) prepayment referenced in subsection
                  (i) above or (z) release and substitution of the Troy Property in accordance with subsection (ii) above, results in Lender incurring any Hedging Losses, Borrower agrees to pay to Lender, upon demand, the amount of such Hedging Losses.

         11. The following text is hereby added as a new Section 9.1.5 of the Loan Agreement:

                  Section 9.1.5. Revised Cash Management. At the request of Borrower, and in connection with any Property serving as collateral to a Fixed Rate CMBS Loan (a "Conversion Property") and if such Fixed Rate CMBS Loan requires the establishment and implementation of a cash management system, Lender shall cooperate with Borrower to revise the cash management provisions of the loan agreement to such Fixed Rate CMBS Loan (the "CMBS Loan Agreement") to provide that: (i) Borrower may establish a Concentration Account (the "CMBS Concentration Account") in connection with any Conversion Property; (ii) any funds contained in the Property Account for such Conversion Property shall be transferred from the Property Account into such CMBS Concentration Account; and (iii) the Manager for such Property may make withdrawals from such CMBS Concentration Account as if such CMBS Concentration Account were the Property Account under the form of loan agreement attached to the Loan Agreement as Exhibit BB.

         12. The text of Section 9.2.1(a)(v) of the Loan Agreement entitled "Floating Rate Conversion" is hereby deleted in its entirety and replaced with the following text:

                  (v) the original principal balance of the Floating Rate CMBS Loan shall be equal to the maximum amount in order for the Floating Rate CMBS Loan to achieve (i) a loan to value ratio of forty-eight percent (48%) and (ii) a Debt Service Coverage Ratio of 1.53:1.00, each as determined in the aggregate for all of the Proposed Floating Rate CMBS Loan Properties; provided,

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                  however, if Lender determines an original principal balance for the Floating Rate CMBS Loan of less than $75,000,000.00, Borrower may add any one or two Properties (other than the Proposed Floating Rate CMBS Loan Properties, the 90/10 Properties or any Property which is selected to be Fixed Rate CMBS Collateral) as additional collateral for the Floating Rate CMBS Loan, provided, that Borrower shall not be entitled to add any Properties if Lender, in its reasonable discretion, determines that the addition of one or both Properties would adversely affect the value, marketability and/or pricing of such Floating Rate CMBS Loan. In the event that Lender determines that one or both Properties can be added as collateral for the Floating Rate CMBS Loan, Lender shall re-determine the original principal balance for the Floating Rate CMBS Loan factoring in such additional Property or Properties in accordance with the provisions of this Section 9.2.1(a)(v), provided, however such original principal balance shall not be greater than $75,000,000.00;

         13. The text of Section 9.2.1(a)(vi) of the Loan Agreement entitled "Floating Rate Conversion" is hereby deleted in its entirety and replaced with the following text:

                  (vi) Lender shall determine in its reasonable discretion that the last dollar of such Floating Rate CMBS Loan shall be rated no less than Investment Grade from each of the Rating Agencies applying the then current standards of such Rating Agencies in evaluating floating rate CMBS loans;

         14. The following text is hereby added as new Sections 9.2.1(c) and (d) of the Loan Agreement:

                  (c) On or before the Maturity Date, Lender may engage in a Floating Rate CMBS Conversion subject to the terms and conditions set forth below. Upon Lender's exercise of the Floating Rate CMBS Conversion and execution of the Floating Rate Conversion Documents, the portion of the Loan that is the subject of such Floating Rate CMBS Conversion shall automatically convert into a Floating Rate CMBS Loan and the Property secured thereby shall no longer be deemed a Property hereunder. Lender shall not have the right to exercise the Floating Rate CMBS Conversion unless and until the conditions in subsection (i), (ii) and (iv) below have been satisfied:

                  (i) Lender shall have given notice (the "Lender's Floating Rate Conversion Notice") to Borrower of the Floating Rate Conversion Date; which notice shall be given to Borrower at least thirty (30) days prior to the Floating Rate Conversion Date unless Lender has waived Borrower's obligation to comply with the provisions of

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                  Section 9.2.1(c)(v) below (as it relates to 9.1.1(iv)(A), (C)
                  and (D) hereof and as they relating to the Floating Rate CMBS Collateral); and provided, however, that Lender agrees not to give the Lender's Floating Rate Conversion Notice unless the then outstanding principal balance of the Loan is equal to or greater than the proposed original principal balance of the Floating Rate CMBS Loan calculated pursuant to Section 9.2.1(c)(ii) below.

                  (ii) The original principal balance of the Floating Rate CMBS Loan shall be equal to the maximum amount in order for the Floating Rate CMBS Loan to achieve (i) a loan to value ratio of forty-eight percent (48%) and (ii) a Debt Service Coverage Ratio of 1.53:1.00, each as determined in the aggregate for all of the Proposed Floating Rate CMBS Loan Properties (subject to Lender's right to adjust such original principal balance in accordance with Section 9.2.2(d) hereof); provided, however, if Lender determines an original principal balance for the Floating Rate CMBS Loan of less than $75,000,000.00, Borrower may add any one or two Properties (other than the Proposed Floating Rate CMBS Loan Properties, the 90/10 Properties or any Property which is selected to be Fixed Rate CMBS Collateral) as additional collateral for the Floating Rate CMBS Loan, provided, that Borrower shall not be entitled to add any Properties if Lender, in its reasonable discretion, determines that the addition of one or both Properties would adversely affect the value, marketability and/or pricing of such Floating Rate CMBS Loan. In the event that Lender determines that one or both Properties can be added as collateral for the Floating Rate CMBS Loan, Lender shall re-determine the original principal balance for the Floating Rate CMBS Loan factoring in such additional Property or Properties in accordance with the provisions of this
                  Section 9.2.1(c)(ii), provided, however such original principal balance shall not be greater than $75,000,000.00.

                  (iii) Lender shall determine in its reasonable discretion that the last dollar of such Floating Rate CMBS Loan shall be rated no less than Investment Grade from each of the Rating Agencies applying the then current standards of such Rating Agencies in evaluating floating rate CMBS loans.

                  (iv) Lender shall have provided Borrower with all of the Floating Rate Conversion Documents not later than five (5) Business Days prior to the Floating Rate Conversion Date.

                  (v) Borrower shall have provided Lender with all of the Conversion Documents (relating to the Floating Rate CMBS Loan)

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                  not later than five (5) Business Days prior to the Floating
                  Rate Conversion Date.

                  (vi) Lender shall have received evidence that no circumstances or conditions regarding the Floating Rate CMBS Collateral, Borrower, FelCor, Manager, Franchisor or Operating Lessee or any tenant under a Major Lease exist that could reasonably be expected to (A) cause the Floating Rate CMBS Loan to become in default or (B) adversely affect the value or marketability of the Floating Rate CMBS Loan.

                  (vii) Borrower and, if applicable, FelCor shall have executed and delivered to Lender the Floating Rate Conversion Documents; provided, however, in the event of any inconsistencies between the terms and conditions of the Floating Rate Conversion Documents and the provisions of the then current Commercial Lending Program Criteria, the terms and conditions of the then current Commercial Lending Program Criteria shall control and be binding, except with respect to the determination of the applicable interest rate and the CMBS Loan Amount for which the terms and conditions of the Floating Rate Conversion Documents shall control and be binding. The Floating Rate Conversion Documents will require, among other things, (A) reserves and/or escrow as reasonably determined by Lender, including, without limitation, tax and insurance escrows, replacement reserves and required repair reserves,
                  (B) full cash management provisions and (C) that the financial statements of Borrower and/or Operating Lessee be audited by a certified public accountant.

                  (viii) Lender shall have received (A) an opinion of counsel with respect to the execution, delivery and enforceability of the Floating Rate Conversion Documents and (B) an update or revised Insolvency Opinion, each such opinion shall be in form, scope and from counsel reasonably acceptable to Lender.

                  (ix) Borrower shall have paid to Lender the origination fee required pursuant to Section 9.2.2(a)(iv) hereof.

                  (d) Borrower shall have satisfied, or caused the satisfaction of, such other requirements and/or conditions as are then reasonably being required by Lender with respect to floating rate loans being made by Lender for the purpose of resale into the secondary mortgage market (including, without limitation, the execution and delivery by Borrower of any supplemental documentation then being reasonably required by Lender).

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         15.      The following text is hereby added as a new Section 9.2.1(e)
of the Loan Agreement:

                  (e) Notwithstanding anything to the contrary contained in Sections 9.1 or 9.2 to the contrary, the collateral for the Floating Rate CMBS Loan shall be the Proposed Floating Rate CMBS Loan Properties and the additional Property or Properties, if any, selected to be collateral for the Floating Rate CMBS Loan pursuant to Section 9.2.1(a)(v) hereof or
                  Section 9.2.1(c)(ii) hereof.

         16. The following text is hereby added as a new Section 9.2.2(d) of the Loan Agreement:

                  (d) Upon Borrower's request to Lender, on or subsequent to the giving of a Floating Rate Conversion Notice or the receipt of Lender's Floating Rate Conversion Notice but prior to the Floating Rate Conversion Date, the holder of the direct interest in Borrower may obtain mezzanine financing in the event that Lender has reasonably determined that such mezzanine financing satisfies Lender's then current and customary underwriting standards for mezzanine financings and Lender's then current Commercial Lending Program Criteria, including, without limitation, (i) the identity of the proposed mezzanine lender, (ii) the amount of the proposed mezzanine financing, (iii) the maturity date of the proposed mezzanine financing, (iv) the interest rate of the proposed mezzanine financing, (v) any other material terms of the proposed mezzanine financing, (vi) the probability of obtaining a suitable intercreditor agreement, and (vii) the marketability and/or pricing of CMBS mortgage loans with underlying mezzanine financing. In connection with the approval of any such mezzanine financing, Lender shall have the right to adjust the original principal balance of the Floating Rate CMBS Loan accordingly taking into consideration, among other things, any or all of the above criteria and/or the effect of such proposed mezzanine financing on the origination, value, marketability and/or pricing of such Floating Rate CMBS Loan.

         17. The following text is hereby added as a new Section 9.4(b)(xiv) to the Loan Agreement and shall be incorporated into the Conversion Amended Loan Documents or the Floating Rate Conversion Documents (including any guaranty in connection therewith) applicable to the Austin Town Lake Property (with such conforming revisions as may be necessary in connection therewith):

                  (xiv) any Loss resulting from the Austin Town Lake Property's failure to comply with all applicable zoning laws and ordinances relating to the number of parking spaces; provided, however, Borrower shall have no liability pursuant to this Section 9.4(b)(xiv) from and after the date Borrower has delivered to Lender evidence acceptable to Lender that the Austin Town Lake Property complies with all applicable zoning laws and ordinances relating to the number of parking spaces.

         18. The following text is hereby added as a new Section 9.4(b)(xv) to the Loan Agreement:

                  (xv) any Loss resulting from Borrower's failure to (1) prepay the Loan, if required, pursuant to the provisions of
                  Section 9.1.4 hereof (which such Loss shall, at a minimum, be deemed to be equal to the amount of the prepayment due in connection with such Section 9.1.4) and (2) pay the Hedging Losses, if any were required to have been paid pursuant to the provisions of such Section 9.1.4

         19. The following text is hereby added as a new Section 9.4(b)(xvi) to the Loan Agreement and shall be incorporated into the Conversion Amended Loan Documents (including any guaranty in connection therewith) applicable to the Troy Property (with such conforming revisions as may be necessary in connection therewith):

                  (xvi) any Loss resulting from Borrower's failure to (1) prepay the Loan, if required, pursuant to the provisions of
                  Section 5.5 hereof (which such Loss shall, at a minimum, be deemed to be equal to the amount of the prepayment due in connection with such Section 5.5) and (2) pay the Hedging Losses, if any were required to have been paid pursuant to the provisions of such Section 5.5

         20. The following text is hereby added as a new Section 9.4(b)(xvii) to the Loan Agreement and shall be incorporated into the Floating Rate Conversion Documents (including any guaranty in connection therewith) applicable to the LBV Property (with such conforming revisions as may be necessary in connection therewith):

                  (xvii) any Loss resulting from Borrower's failure to prepay the Loan, if required, pursuant to the provisions of Section
                  5.6 hereof (which such Loss shall, at a minimum, be deemed to be equal to the amount of the prepayment due in connection with such Section 5.6)

         21. Effective as of the date hereof, the Available Facility Amount is $176,172,018.00 and the Facility Amount is $200,000,000.00.

         22. The Amended and Restated Letter Agreement, dated July 31, 2003, is hereby terminated and of no further force and effect.

         23. Lender acknowledges that, with respect to the Ground Lease applicable to the Atlanta CP Property only, Borrower's failure to comply with the representations contained in Section 4.1.42(g) of the Loan Agreement shall not constitute an Event of Default under the Loan Documents.

         24. Attached as Schedule V hereto is a true, correct and complete list of all of the Properties currently encumbered by the lien of a Security Instrument or contemplated to be encumbered by the lien of a Security Instrument pursuant to this Amendment.

         25. FelCor Lodging hereby ratifies and confirms that it absolutely and unconditionally guarantees to Lender the prompt and unconditional payment of all obligations and liabilities of Borrower for which Borrower shall be personally liable pursuant to Section 9.4 of the Loan Agreement, as amended by this Amendment.

         26. Loan Party acknowledges that, except as expressly set forth herein, nothing contained herein shall be construed to relieve Loan Party from its respective obligations under the Note, the Loan Agreement, the Security Instruments, the Environmental Indemnity and the other Loan Documents.

         27. Loan Party ratifies and confirms to Lender as of the date hereof that, except as otherwise expressly and specifically modified by this Amendment, all of the terms, covenants, indemnifications and provisions of the Note, the Loan Agreement, the Security Instruments, the Environmental Indemnity and the other Loan Documents are and shall remain in full force and effect without change except as otherwise expressly and specifically modified by this Amendment.

         28. Loan Party represents, warrants and covenants that Loan Party has full power, authority and legal right to execute this Amendment and to keep and observe all of the terms of this Amendment on its part to be observed or performed.

         29. In the event of any conflict or ambiguity between the terms, covenants and provisions of this Amendment and those of the Loan Agreement and the other Loan Documents, the terms, covenants and provisions of this Amendment shall control.

         30. This Amendment may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

         31. This Amendment shall be binding upon and inure to the benefit of Loan Party, Lender and their respective successors and assigns.

         32. This Amendment maybe executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

         33. If any term, covenant or condition of this Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such provision.

         34. This Amendment shall be governed by and construed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

                         [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, Loan Party and Lender have executed this Amendment the day and year first above written.

                                    ORIGINAL OWNER:

                                    FelCor/JPM Atlanta CP Hotel, L.L.C., a
                                    Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    FELCOR/JPM ATLANTA ES HOTEL, L.L.C., a
                                    Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    FELCOR/JPM AUSTIN HOLDINGS, L.P., a Delaware limited partnership

                                    By: FELCOR/JPM AUSTIN HOTEL, L.L.C., a
                                        Delaware limited liability company,
                                        its general partner

                                        By: /s/ Joel M. Eastman
                                            -----------------------------------
                                            Joel M. Eastman
                                            Vice President

                                    FELCOR/JPM MANDALAY HOTEL, L.L.C., a
                                    Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    FELCOR/JPM ORLANDO HOTEL, L.L.C., a Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    FELCOR/JPM PHOENIX HOTEL, L.L.C., a Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    FELCOR/JPM WILMINGTON HOTEL, L.L.C., a
                                    Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    ORIGINAL OPERATING LESSEE:

                                    DJONT/JPM ATLANTA CP LEASING, L.L.C., a
                                    Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    DJONT/JPM ATLANTA ES LEASING, L.L.C., a
                                    Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    DJONT/JPM AUSTIN LEASING, L.P., a Delaware limited partnership

                                    By: DJONT/JPM AUSTIN TENANT CO., L.L.C., a
                                        Delaware limited liability
                                        company, its general partner

                                        By: /s/ Joel M. Eastman
                                            -----------------------------------
                                            Joel M. Eastman
                                            Vice President

                                    DJONT/JPM MANDALAY LEASING, L.L.C., a
                                    Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    DJONT/JPM ORLANDO LEASING, L.L.C., a
                                    Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    DJONT/JPM PHOENIX LEASING, L.L.C., a
                                    Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    DJONT/JPM WILMINGTON LEASING, L.L.C., a
                                    Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    DJONT/JPM BWI LEASING, L.L.C., a Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    FELCOR LODGING:

                                    FELCOR LODGING LIMITED PARTNERSHIP, a
                                    Delaware limited partnership

                                    By: FELCOR LODGING TRUST INCORPORATED, a
                                    Maryland corporation, its general
                                        partner

                                        By: /s/ Joel M. Eastman
                                            -----------------------------------
                                            Joel M. Eastman
                                            Vice President

                                    FELCOR BWI:

                                    FELCOR/JPM BWI HOTEL, L.L.C., a Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    ADDITIONAL OWNER:

                                    FELCOR/JPM AUSTIN HI HOLDINGS, L.P., a
                                    Delaware limited partnership

                                    By: FELCOR/JPM AUSTIN HI HOTEL, L.L.C., a
                                        Delaware limited liability
                                        company, its general partner

                                        By: /s/ Joel M. Eastman
                                            -----------------------------------
                                            Joel M. Eastman
                                            Vice President

                                    FELCOR/JPM BOCA RATON HOTEL, L.L.C., a
                                    Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    FELCOR/JPM DENVER HOTEL, L.L.C., a Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    FELCOR/JPM LBV HOTEL, L.L.C., a Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    FELCOR/JPM ORLANDO I-DRIVE HOTEL, L.L.C., a
                                    Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    FELCOR/JPM TROY HOTEL, L.L.C., a Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    ADDITIONAL OPERATING LESSEE:

                                    DJONT/JPM AUSTIN HI LEASING, L.P., a
                                    Delaware limited partnership

                                    By: DJONT/JPM AUSTIN HI TENANT CO., L.L.C.,
                                        a Delaware limited liability company,
                                        its general partner

                                        By: /s/ Joel M. Eastman
                                            -----------------------------------
                                            Joel M. Eastman
                                            Vice President

                                    DJONT/JPM BOCA RATON LEASING, L.L.C., a
                                    Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    DJONT/JPM DENVER LEASING, L.L.C., a Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    DJONT/JPM LBV LEASING, L.L.C., a Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    DJONT/JPM ORLANDO I-DRIVE LEASING, L.L.C., a
                                    Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    DJONT/JPM TROY LEASING, L.L.C., a Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    FCH/DT BWI HOTEL, L.L.C., a Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    FCH/DT BWI HOLDINGS, L.P., a Delaware
                                    limited partnership

                                    By: FCH/DT HOTELS, L.L.C., a Delaware
                                        limited liability company, its general
                                        partner

                                        By: /s/ Joel M. Eastman
                                            -----------------------------------
                                            Joel M. Eastman
                                            Vice President

                                    ACKNOWLEDGED AND AGREED:

                                    FELCOR HOTEL ASSET COMPANY, L.L.C., a
                                    Delaware limited liability company

                                    By: /s/ Joel M. Eastman
                                        ----------------------------------------
                                        Joel M. Eastman
                                        Vice President

                                    LENDER:

                                    JPMORGAN CHASE BANK, a New York banking
                                    corporation

                                    By:  /s/ Michael Mesard
                                        ----------------------------------------
                                        Name:  Michael Mesard
                                        Title: Vice President

                                   SCHEDULE I

                                 ORIGINAL OWNER

1. FelCor/JPM Atlanta CP Hotel, L.L.C., a Delaware limited liability company

2. FelCor/JPM Atlanta ES Hotel, L.L.C., a Delaware limited liability company

3.       FelCor/JPM Austin Holdings, L.P., a Delaware limited partnership

4.       FelCor/JPM Mandalay Hotel, L.L.C., a Delaware limited liability company

5. FelCor/JPM Nashville Hotel, L.L.C., a Delaware limited liability company (1)

6.       FelCor/JPM Orlando Hotel, L.L.C., a Delaware limited liability company

7.       FelCor/JPM Phoenix Hotel, L.L.C., a Delaware limited liability company

8. FelCor/JPM Wilmington Hotel, L.L.C., a Delaware limited liability company

9. FelCor Hotel Asset Company, L.L.C., a Delaware limited liability company (2)

---------------
(1) Original party to the Original Loan Agreement. Released of all liability under the Original Loan Agreement pursuant to the First Amendment.

(2) Fee owner of the Holiday Inn Select - Orlando Airport property. Not a borrower under the Note but an Indemnitor under the Environmental Indemnity.

                                   SCHEDULE II

                            ORIGINAL OPERATING LESSEE

1. DJONT/JPM Atlanta CP Leasing, L.L.C., a Delaware limited liability company

2. DJONT/JPM Atlanta ES Leasing, L.L.C., a Delaware limited liability company

3.       DJONT/JPM Austin Leasing, L.P., a Delaware limited partnership

4.       DJONT/JPM BWI Leasing, L.L.C., a Delaware limited liability company

5. DJONT/JPM Mandalay Leasing, L.L.C., a Delaware limited liability company

6.       DJONT/JPM Orlando Leasing, L.L.C., a Delaware limited liability company

7.       DJONT/JPM Phoenix Leasing, L.L.C., a Delaware limited liability company

8. DJONT/JPM Wilmington Leasing, L.L.C., a Delaware limited liability company

                                  SCHEDULE III

                                ADDITIONAL OWNER

1.       FelCor/JPM Austin HI Holdings, L.P., a Delaware limited partnership

2. FelCor/JPM Boca Raton Hotel, L.L.C., a Delaware limited liability company

3.       FelCor/JPM Denver Hotel, L.L.C., a Delaware limited liability company

4.       FelCor/JPM LBV Hotel, L.L.C., a Delaware limited liability company

5. FelCor/JPM Orlando I-Drive Hotel, L.L.C., a Delaware limited liability company

6.       FelCor/JPM Troy Hotel, L.L.C., a Delaware limited liability company

7. FelCor Hotel Asset Company, L.L.C., a Delaware limited liability company(3)

-------------------
(3) Fee owner of the Embassy Suites Hotel - Boca Raton property and the Holiday Inn Orlando International Drive Resort property. Not a borrower under the Note but an Indemnitor under the Environmental Indemnity.

                                   SCHEDULE IV

                           ADDITIONAL OPERATING LESSEE

1.       DJONT/JPM Austin HI Leasing, L.P., a Delaware limited partnership

2. DJONT/JPM Boca Raton Leasing, L.L.C., a Delaware limited liability company

3.       DJONT/JPM Denver Leasing, L.L.C., a Delaware limited liability company

4.       DJONT/JPM LBV Leasing, L.L.C., a Delaware limited liability company

5. DJONT/JPM Orlando I-Drive Leasing, L.L.C., a Delaware limited liability company

6.       DJONT/JPM Troy Leasing, L.L.C., a Delaware limited liability company

                                   SCHEDULE V

                               LIST OF PROPERTIES

                 Property Name               Property Address             Type           County             City          State
-------------------------------------------------------------------------------------------------------------------------------
1       Phoenix Biltmore Embassy Suites  2630 East Camelback           Fee           Maricopa          Phoenix             AZ
-------------------------------------------------------------------------------------------------------------------------------
2       Embassy Suites Mandalay Beach    2101 Mandalay Beach Road      Fee           Ventura           Oxnard              CA
-------------------------------------------------------------------------------------------------------------------------------
3       DoubleTree Hotel - Denver        13696 E. Iliff Place          Fee           Arapahoe          Aurora              CO
-------------------------------------------------------------------------------------------------------------------------------
4       DoubleTree Hotel                 4727 Concord Pike             Fee           New Castle        Wilmington          DE
-------------------------------------------------------------------------------------------------------------------------------
5       Holiday Inn Select               5750 T.G. Lee Boulevard       Acc. Fee /    Orange            Orlando             FL
        - Orlando Airport                                              Lease
-------------------------------------------------------------------------------------------------------------------------------
6       DoubleTree Guest Suites - Walt   2305 Hotel Plaza Boulevard    Lease         Orange            Lake Buena Vista    FL
        Disney World Resort
-------------------------------------------------------------------------------------------------------------------------------
7       Embassy Suites Hotel             661 N.W. 53rd Street          Acc. Fee /    Palm Beach        Boca Raton          FL
        - Boca Raton                                                   Lease
-------------------------------------------------------------------------------------------------------------------------------
8       Holiday Inn Orlando              6515 International Drive      Acc. Fee /    Orange            Orlando             FL
        International Drive Resort                                     Lease
-------------------------------------------------------------------------------------------------------------------------------
9       Atlanta Airport                  4700 Southport Road           Fee           13(th)            College Park        GA
        - Embassy Suites                                                             District-Fulton
-------------------------------------------------------------------------------------------------------------------------------
10      Atlanta Airport                  1325 Virginia Avenue          Fee / Lease   14th              Atlanta             GA
        - Crowne Plaza                                                               District-Fulton
-------------------------------------------------------------------------------------------------------------------------------
11      Embassy Suites BWI               1300 Concourse Drive          Acc. Fee /    Anne              Linthicum           MD
                                                                       Lease         Arundel
-------------------------------------------------------------------------------------------------------------------------------
12      Embassy Suites Hotel - Troy      850 Tower Drive               Fee           Oakland           Troy                MI
-------------------------------------------------------------------------------------------------------------------------------
13      DoubleTree Guest Suites          303 West 15th Street          Fee           Travis            Austin              TX
-------------------------------------------------------------------------------------------------------------------------------
14      Austin Town Lake -               20 North Interregional        Fee / Lease   Travis            Austin              TX
        Holiday Inn                      Highway (I35)
-------------------------------------------------------------------------------------------------------------------------------

         Shaded Properties denote Properties added pursuant to the Second Amendment.